                                                                     EXHIBIT 1.1


FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED SEPTEMBER 1, 2000


Available Amount to Note Holders:                                                             6,559,564.21

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)         Initial Unpaid Amounts inadvertantly deposited in Collection Account                        --
(ii)        Indemnity Payments paid inadvertantly deposited in Collection Account                       --
(iii)       Aggregate of:
             (a) Unreimbursed Servicer Advances                                                  32,327.01
             (b) Servicer Fees from current and prior Collection Period                          54,108.80
             (c) Servicing Charges inadvertantly deposited in Collection Account                        --
(iv)        Premium Amount due on Payment Date and unpaid Premium Amounts                        13,475.60
(v)         Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees             416.67
(vi)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                               --
(vii)       Class A-1 through A-4 Note Interest on a pari passu basis:
             Class A-1 Note Interest                                                                    --
             Class A-2 Note Interest                                                                    --
             Class A-3 Note Interest                                                            203,548.36
             Class A-4 Note Interest                                                            331,522.69

(viii)      Class B-1 Note Interest                                                              15,358.83
(ix)        Class B-2 Note Interest                                                               9,949.76
(x)         Class B-3 Note Interest                                                              13,061.29
(xi)        Class A Base Principal Distribution Amount plus Class A Overdue Principal
             Class A-1 Principal Distribution Amount                                                    --
             Class A-2 Principal Distribution Amount                                                    --
             Class A-3 Principal Distribution Amount                                          5,582,403.71
             Class A-4 Principal Distribution Amount                                                    --
(xii)       Note Insuer Reimbursement Amount                                                            --
(xiii)      Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal       121,356.61
(xiv)       Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal        60,678.29
(xv)        Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal       121,356.61
(xvi)       Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)               --
(xvii)      Other Amounts Due Servicer under Servicing Agreement                                        --
(xviii)     Remaining Amount to Residual Holder                                                       0.00


            Reviewed By:



            -------------------------------------------------------------------
            Sandy B. Ho
            Executive Vice President & CFO

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED SEPTEMBER 1, 2000


                      Initial         Beginning         Base          Additional         Total           Ending           Ending
                     Principal        Principal       Principal        Principal       Principal        Principal       Certificate
    Class             Balance          Balance      Distribution     Distribution     Distribution       Balance           Factor
    -----         --------------   --------------   -------------    -------------    ------------    --------------    -----------
Class A-1          70,687,140.00               --              --               --              --                --      0.0000000
Class A-2          53,856,869.00               --              --               --              --                --      0.0000000
Class A-3          52,510,447.00    44,817,987.60    5,582,403.71               --    5,582,403.71     39,235,583.90      0.7471958
Class A-4          70,687,140.00    70,687,140.00              --               --              --     70,687,140.00      1.0000000
                  --------------   --------------   -------------    -------------    ------------    --------------    -----------
  Total Class A   247,741,596.00   115,505,127.60    5,582,403.71               --    5,582,403.71    109,922,723.90      0.4436991
Class B-1           5,385,687.00     2,510,981.10      121,356.61               --      121,356.61      2,389,624.49      0.4436991
Class B-2           2,692,843.00     1,255,490.31       60,678.29               --       60,678.29      1,194,812.02      0.4436991
Class B-3           5,385,687.00     2,510,981.10      121,356.61               --      121,356.61      2,389,624.49      0.4436991
                  --------------   --------------   -------------    -------------    ------------    --------------
  Total           261,205,813.00   121,782,580.11    5,885,795.21               --    5,885,795.21    115,896,784.90

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2000


AVAILABLE FUNDS
     Collection Account balance, as of August 31, 2000                                  2,202,158.09
     Investment earnings on amounts in Collection Account                                  13,672.53
     Payments due Collection Account from last 3 business days of Collection Period     1,231,693.45
     Additional contribution for terminated trade-ups and rebooked leases                         --
     Servicer Advance on current Determination Date                                     3,112,040.14
                                                                                        ------------
       Available Funds on Payment Date                                                  6,559,564.21
INITIAL UNPAID AMOUNTS INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                              --
                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                             6,559,564.21
INDEMNITY PAYMENTS PAID INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                             --
                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                             6,559,564.21
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                    32,327.01
     Unreimbursed Servicer Advances paid                                                   32,327.01
                                                                                        ------------
       Unreimbursed Servicer Advances remaining unpaid                                            --
                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                             6,527,237.20
SERVICER FEES
     Servicer Fees due                                                                     54,108.80
     Servicer Fees paid                                                                    54,108.80
                                                                                        ------------
       Servicer Fees remaining unpaid                                                             --
                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                             6,473,128.40
SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                    --
                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                             6,473,128.40
PREMIUM AMOUNT
     Premium Amount due                                                                    13,475.60
     Premium Amount paid                                                                   13,475.60
                                                                                        ------------
       Premium Amount remaining unpaid                                                            --
                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                             6,459,652.81
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                416.67
     Indenture Trustee Fee paid                                                               416.67
                                                                                        ------------
       Indenture Trustee Fee remaining unpaid                                                     --
                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                             6,459,236.14

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2000


REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                  --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                             75,000.00
                                                                               --------------
     Total Indenture Trustee Expenses paid                                                 --
                                                                               --------------
       Indenture Trustee Expenses unpaid                                                   --

  REMAINING AVAILABLE FUNDS                                                      6,459,236.14
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                               --
     Class A-2 Note Interest                                                               --
     Class A-3 Note Interest                                                       203,548.36
     Class A-4 Note Interest                                                       331,522.69
                                                                               --------------
       Total Class A Interest due                                                  535,071.05
                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                      5,924,165.09
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                    15,358.83
     Class B-1 Note Interest paid                                                   15,358.83
                                                                               --------------
       Class B-1 Note Interest remaining unpaid                                            --
                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                      5,908,806.26
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                     9,949.76
     Class B-2 Note Interest paid                                                    9,949.76
                                                                               --------------
       Class B-2 Note Interest remaining unpaid                                            --
                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                      5,898,856.50
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                    13,061.29
     Class B-3 Note Interest paid                                                   13,061.29
                                                                               --------------
       Class B-3 Note Interest remaining unpaid                                            --
                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                      5,885,795.21
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                              5,582,403.71
     Class A Note Principal Balance as of preceding Payment Date               115,505,127.60
                                                                               --------------
     Class A Base Principal Distribution Amount paid                             5,582,403.71
                                                                               --------------
       Class A Base Principal Distribution Amount remaining unpaid                         --

     Class A-1 Note Principal Balance as of preceding Payment Date                         --
     Class A-1 Base Principal Distribution Amount paid                                     --
                                                                               --------------
       Class A-1 Note Principal Balance after distribution on Payment Date                 --
                                                                               --------------

     Remaining Class A Base Principal Distribution Amount                        5,582,403.71
                                                                               --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2000


     Class A-2 Note Principal Balance as of preceding Payment Date                        --
     Class A-2 Base Principal Distribution Amount paid                                    --
                                                                               -------------
       Class A-2 Note Principal Balance after distribution on Payment Date                --

     Remaining Class A Base Principal Distribution Amount                       5,582,403.71
                                                                               -------------

     Class A-3 Note Principal Balance as of preceding Payment Date             44,817,987.60
     Class A-3 Base Principal Distribution Amount paid                          5,582,403.71
                                                                               -------------
       Class A-3 Note Principal Balance after distribution on Payment Date     39,235,583.90

     Remaining Class A Base Principal Distribution Amount                                 --
                                                                               -------------

     Class A-4 Note Principal Balance as of preceding Payment Date             70,687,140.00
     Class A-4 Base Principal Distribution Amount paid                                    --
                                                                               -------------
       Class A-4 Note Principal Balance after distribution on Payment Date     70,687,140.00

  REMAINING AVAILABLE FUNDS                                                       303,391.50

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insuer Reimbursement Amount due                                                 --
     Note Insuer Reimbursement Amount paid                                                --
                                                                               -------------
     Note Insuer Reimbursement Amount remaining unpaid                                    --
  REMAINING AVAILABLE FUNDS                                                       303,391.50

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date              2,510,981.10
     Class B-1 Base Principal Distribution due                                    121,356.61
     Class B-1 Base Principal Distribution paid                                   121,356.61
                                                                               -------------
       Class B-1 Base Principal Distribution remaining unpaid                             --
       Class B-1 Note Principal Balance after distribution on Payment Date      2,389,624.49

  REMAINING AVAILABLE FUNDS                                                       182,034.90

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date              1,255,490.31
     Class B-2 Base Principal Distribution due                                     60,678.29
     Class B-2 Base Principal Distribution paid                                    60,678.29
                                                                               -------------
       Class B-2 Base Principal Distribution remaining unpaid                             --
       Class B-2 Note Principal Balance after distribution on Payment Date      1,194,812.02
  REMAINING AVAILABLE FUNDS                                                       121,356.61
CLASS B-3 BASE PRINCIPAL DISTRIBUTION

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2000


     Class B-3 Note Principal Balance as of preceding Payment Date             2,510,981.10
     Class B-3 Base Principal Distribution due                                   121,356.61
     Class B-3 Base Principal Distribution paid                                  121,356.61
                                                                               ------------
       Class B-3 Base Principal Distribution remaining unpaid                            --
       Class B-3 Note Principal Balance after distribution on Payment Date     2,389,624.49
  REMAINING AVAILABLE FUNDS                                                            0.00
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                         --
     Remaining Indenture Trustee Expenses paid                                           --
                                                                               ------------
       Remaining Indenture Trustee Expenses unpaid                                       --
  REMAINING AVAILABLE FUNDS                                                            0.00
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                            --
     Other Amounts Due Servicer under Servicing Agreement paid                           --
                                                                               ------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid               --
  REMAINING AVAILABLE FUNDS                                                            0.00
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                      0.00

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED SEPTEMBER 1, 2000


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                  129,861,110.11
      ADCPB, end of Collection Period                                        123,975,314.90
                                                                             --------------
        Base Principal Amount                                                  5,885,795.21

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period          3,417,354.76
      Servicing Advances collected during the current Collection Period        3,385,027.75
                                                                             --------------
        Unreimbursed Servicing Advances as of current Determination Date          32,327.01

CALCULATION OF INTEREST DUE

                  Beginning                                   Current                                    Total
                  Principal             Interest              Interest             Overdue             Interest
  Class            Balance                Rate                   Due               Interest               Due
  -----       ----------------      ----------------      ----------------     ----------------     ----------------
Class A-1                   --                5.2150%                   --                   --                   --
Class A-2                   --                5.4900%                   --                   --                   --
Class A-3        44,817,987.60                5.4500%           203,548.36                   --           203,548.36
Class A-4        70,687,140.00                5.6280%           331,522.69                   --           331,522.69
Class B-1         2,510,981.10                7.3400%            15,358.83                   --            15,358.83
Class B-2         1,255,490.31                9.5100%             9,949.76                   --             9,949.76
Class B-3         2,510,981.10                6.2420%            13,061.29                   --            13,061.29
              ----------------      ----------------      ----------------     ----------------     ----------------
                121,782,580.11                5.6505%           573,440.93                   --           573,440.93

CALCULATION OF PRINCIPAL DUE

                       Base           Base                               Total
                     Principal      Principal         Overdue          Principal
  Class             Amount Pct.      Amount          Principal            Due
  -----             -----------  -------------     -------------     -------------
Class A              94.845%      5,582,403.71                --      5,582,403.71
Class B-1             2.062%        121,356.61                --        121,356.61
Class B-2             1.031%         60,678.29                --         60,678.29
Class B-3             2.062%        121,356.61              0.00        121,356.61
                                 -------------     -------------     -------------
                                  5,885,795.21              0.00      5,885,795.21

CALCULATION OF SERVICER FEE

      ADCPB as of the prior Calculation Date      129,861,110.11
      Servicer Fee Rate                                    0.500%
      One-twelfth                                           1/12
                                                 ---------------
      Servicer Fee due current period                  54,108.80
      Prior Servicer Fee arrearage                            --
                                                 ---------------
      Servicer Fee due                                 54,108.80

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED SEPTEMBER 1, 2000


CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period      115,505,127.60
      Premium Rate                                                                             0.140%
      One-twelfth                                                                               1/12
                                                                                     ---------------
      Premium Amount due Current Period                                                    13,475.60
      Prior Premium Amount arrearage                                                              --
                                                                                     ---------------
        Total Premium Amount due                                                           13,475.60

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                416.67
      Prior Indenture Trustee Fee arrearage                                                       --
                                                                                     ---------------
      Total Indenture Trustee Fee due                                                         416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                              --
      Prior Indenture Trustee Expenses arrearage                                                  --
                                                                                     ---------------
      Total Indenture Trustee Expenses due                                                        --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                       --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                      --
                                                                                     ---------------
      Total Other Amounts Due Servicer under Servicing Agreement                                  --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2000


RESTRICTING EVENT DETERMINATION:

                                                                                                                             Yes/No
                                                                                                                             ------
     A)   Event of Servicer Termination (Yes/No)                                                                               No
     B)   Note Insuer has Made a Payment (Yes/No)                                                                              No
     C)   Gross Charge Off Event has Occurred (Yes/No)                                                                         No
     D)   Delinquency Trigger Event has Occurred (Yes/No)                                                                      No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE
                                                                                                                             Yes/No
                                                                                                                             ------
     A) Failure to distribute to the Noteholders all or part of any payment of
     Interest required to be made under the terms of such Notes or the Indenture
     when due; and,                                                                                                            No

     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such
     Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2
     Maturity Date, the Class A-3 Maturity Date, the Class A-4 Maturity Date, the
     Class B-1 Maturity Date, the Class B-2 Maturity Date, or the Class B-3
     Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4
     Notes, Class B-1 Notes, Class B-2 Notes, or Class B-3 Notes, as the case
     may be.                                                                                                                   No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

     Section                            Event                                                                                Yes/No
     ---------      ---------------------------------------------------------------------------------------------------      ------
     6.01(i)        Failure to make payment required                                                                           No
     6.01(ii)       Failure to submit Monthly Statement                                                                        No
     6.01(iii)      Failure to Observe Covenants in Servicing Agreement                                                        No
     6.01(iv)       Servicer consents to appointment of custodian, receiver, etc.                                              No
     6.01(v)        Servicer files a voluntary petition for bankruptcy                                                         No
     6.01(vi)       Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed within 60 days       No
     6.01(vii)      Assignment by Servicer to a delegate its rights under Servicing Agreement                                  No
     6.01(viii)     Servicer Trigger Event as contained in the Insurance Agreement has occurred.                               No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2000


Gross Charge Event Calculation:

                                                         Result
                                                         ------
Gross Charge Off Ratio Current Period                     1.42%
Gross Charge Off Ratio Prior Period                       1.91%
Gross Charge Off Ratio Second Prior Period                0.49%
                                                          ----
  Average of Gross Charge Off Ratio for Three Periods     1.27%
Maximum Allowed                                           2.50%

Gross Charge Off Ratio:

                              ADCPB of                                                               Gross Charge Off Ratio
                           All Defaulted          Less                            End of Month             Charge Offs/
                             Contracts         Recoveries        Charge Offs         ADCPB                   ADCPB
                           -------------       ----------        -----------      ------------       ----------------------
Current Period              236,749.59          90,036.11         146,713.48     123,975,314.90               1.42%
Prior Period                325,484.88         119,152.18         206,332.70     129,861,110.11               1.91%
Second Prior Period         259,909.49         204,422.77          55,486.72     135,661,380.04               0.49%


Delinquency Event Calculation:


                                                 Results
                                                 -------
Delinquency Trigger Ratio Current Period          4.22%
Delinquency Trigger Ratio Prior Period            4.01%
Delinquency Trigger Ratio Second Prior Period     3.96%
                                                  ----
Average of Delinquency Trigger Ratios             4.06%
Maximum Allowed                                   7.50%

Delinquency Trigger Ratio:

                                A                        B                     A/B
                                -                        -                     ---
                            ADCPB of                 ADCPB of
                       Contract > 30 Days          All Contracts        Delinquency Trigger
                            Past Due              As of Month-End              Ratio:
                       ------------------         ---------------       -------------------
Current Period            5,325,385.94            126,258,089.84               4.22%
Prior Period              5,315,320.08            132,549,329.47               4.01%
Second Prior Period       5,375,299.17            135,661,380.03               3.96%

                              ADCPB              Delinquency Ratio
                       ------------------        -----------------
Current                       120,932,704                    95.78%
31-60 Days Past Due             2,839,727                     2.25%
61-90 Days Past Due               888,635                     0.70%
91+ Days Past Due               1,597,024                     1.26%
                       ------------------        -----------------
TOTAL                         126,258,090                   100.00%


Substitution Limits

ADCPB as of Cut-Off Date                     269,284,343.00
Maximum Substitution (10% of Initial)         26,928,434.30

Prior month Cumulative ADCPB Substituted       4,786,235.22
Current month ADCPB Substituted                  117,523.23
                                             --------------
Cumulative ADCPB Substituted                   4,903,758.45

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED SEPTEMBER 1, 2000



Available Amount to Note Holders:                                                                  7,153,934.67

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)         Initial Unpaid Amounts inadvertantly deposited in Collection Account                              -
(ii)        Indemnity Payments paid inadvertantly deposited in Collection Account                             -
(iii)       Aggregate of:
              (a) Unreimbursed Servicer Advances                                                      29,217.36
              (b) Servicer Fees from current and prior Collection Period                              69,960.11
              (c) Servicing Charges inadvertantly deposited in Collection Account                             -
(iv)        Premium Amount due on Payment Date and unpaid Premium Amounts                             21,926.75
(v)         Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                  416.67
(vi)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                     -
(vii)       Class A-1 through A-4 Note Interest on a pari passu basis:
              Class A-1 Note Interest                                                                         -
              Class A-2 Note Interest                                                                 82,505.99
              Class A-3 Note Interest                                                                221,916.32
              Class A-4 Note Interest                                                                401,672.54

(viii)      Class B-1 Note Interest                                                                   18,004.45
(ix)        Class B-2 Note Interest                                                                   13,605.48
(x)         Class B-3 Note Interest                                                                   10,772.71
(xi)        Class A Base Principal Distribution Amount plus Class A Overdue Principal
              Class A-1 Principal Distribution Amount                                                         -
              Class A-2 Principal Distribution Amount                                              6,006,463.76
              Class A-3 Principal Distribution Amount                                                         -
              Class A-4 Principal Distribution Amount                                                         -
(xii)       Note Insurer Reimbursement Amount                                                                 -
(xiii)      Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal            130,575.31
(xiv)       Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal             65,287.66
(xv)        Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal             81,609.57
(xvi)       Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                     -
(xvii)      Other Amounts Due Servicer under Servicing Agreement                                              -
(xviii)     Remaining Amount to Residual Holder                                                               -


            Reviewed By:



            -----------------------------------------------------------------
            Sandy B. Ho
            Executive Vice President & CFO

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED SEPTEMBER 1, 2000



                      Initial        Beginning        Base         Additional      Total         Ending          Ending
                     Principal      Principal      Principal       Principal     Principal      Principal      Certificate
        Class         Balance        Balance      Distribution    Distribution  Distribution     Balance         Factor
        -----        ---------     -----------    ------------    ------------  ------------   -----------     -----------
Class A-1          70,688,994.00              --            --             --             --              --     0.0000000
Class A-2          57,258,085.00   18,166,457.30  6,006,463.76             --   6,006,463.76   12,159,993.54     0.2123716
Class A-3          48,068,516.00   48,068,516.00            --             --             --   48,068,516.00     1.0000000
Class A-4          84,119,903.00   84,119,903.00            --             --             --   84,119,903.00     1.0000000
                  --------------  --------------  ------------   ------------  -------------  --------------  ------------
  Total Class A   260,135,498.00  150,354,876.30  6,006,463.76             --   6,006,463.76  144,348,412.54     0.5548970
Class B-1           5,655,120.00    3,268,584.54    130,575.31             --     130,575.31    3,138,009.23     0.5548970
Class B-2           2,827,560.00    1,634,292.27     65,287.66             --      65,287.66    1,569,004.62     0.5548970
Class B-3           3,534,450.00    2,042,865.34     81,609.57             --      81,609.57    1,961,255.77     0.5548970
                  --------------  --------------  ------------   ------------  -------------  --------------
  Total           272,152,628.00  157,300,618.46  6,283,936.29             --   6,283,936.29  151,016,682.17

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2000


AVAILABLE FUNDS
     Collection Account balance, as of August 31, 2000                                  1,964,702.13
     Investment earnings on amounts in Collection Account                                  13,799.22
     Payments due Collection Account from last 3 business days of Collection Period       426,034.78
     Additional contribution for terminated trade-ups and rebooked leases                         --
     Servicer Advance on current Determination Date                                     4,749,398.54
                                                                                      --------------
       Available Funds on Payment Date                                                  7,153,934.67
INITIAL UNPAID AMOUNTS INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                              --
                                                                                      --------------
  REMAINING AVAILABLE FUNDS                                                             7,153,934.67
INDEMNITY PAYMENTS PAID INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                             --
                                                                                      --------------
  REMAINING AVAILABLE FUNDS                                                             7,153,934.67
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                    29,217.36
     Unreimbursed Servicer Advances paid                                                   29,217.36
                                                                                      --------------
       Unreimbursed Servicer Advances remaining unpaid                                            --
                                                                                      --------------
  REMAINING AVAILABLE FUNDS                                                             7,124,717.31
SERVICER FEES
     Servicer Fees due                                                                     69,960.11
     Servicer Fees paid                                                                    69,960.11
                                                                                      --------------
       Servicer Fees remaining unpaid                                                             --
                                                                                      --------------
  REMAINING AVAILABLE FUNDS                                                             7,054,757.20
SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                    --
                                                                                      --------------
  REMAINING AVAILABLE FUNDS                                                             7,054,757.20
PREMIUM AMOUNT
     Premium Amount due                                                                    21,926.75
     Premium Amount paid                                                                   21,926.75
                                                                                      --------------
       Premium Amount remaining unpaid                                                            --
                                                                                      --------------
  REMAINING AVAILABLE FUNDS                                                             7,032,830.45
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                416.67
     Indenture Trustee Fee paid                                                               416.67
                                                                                      --------------
       Indenture Trustee Fee remaining unpaid                                                     --
                                                                                      --------------
  REMAINING AVAILABLE FUNDS                                                             7,032,413.78

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2000


REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                         --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                    75,000.00
                                                                                      --------------
     Total Indenture Trustee Expenses paid                                                        --
                                                                                      --------------
       Indenture Trustee Expenses unpaid                                                          --

  REMAINING AVAILABLE FUNDS                                                             7,032,413.78
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                      --
     Class A-2 Note Interest                                                               82,505.99
     Class A-3 Note Interest                                                              221,916.32
     Class A-4 Note Interest                                                              401,672.54
                                                                                      --------------
       Total Class A Interest due                                                         706,094.85
                                                                                      --------------
  REMAINING AVAILABLE FUNDS                                                             6,326,318.94
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                           18,004.45
     Class B-1 Note Interest paid                                                          18,004.45
                                                                                      --------------
       Class B-1 Note Interest remaining unpaid                                                   --
                                                                                      --------------
  REMAINING AVAILABLE FUNDS                                                             6,308,314.48
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                           13,605.48
     Class B-2 Note Interest paid                                                          13,605.48
                                                                                      --------------
       Class B-2 Note Interest remaining unpaid                                                   --
                                                                                      --------------
  REMAINING AVAILABLE FUNDS                                                             6,294,709.00
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                           10,772.71
     Class B-3 Note Interest paid                                                          10,772.71
                                                                                      --------------
       Class B-3 Note Interest remaining unpaid                                                   --
                                                                                      --------------
  REMAINING AVAILABLE FUNDS                                                             6,283,936.29
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                     6,006,463.76
     Class A Note Principal Balance as of preceding Payment Date                      150,354,876.30
                                                                                      --------------
     Class A Base Principal Distribution Amount paid                                    6,006,463.76
                                                                                      --------------
       Class A Base Principal Distribution Amount remaining unpaid                                --

     Class A-1 Note Principal Balance as of preceding Payment Date                                --
     Class A-1 Base Principal Distribution Amount paid                                            --
                                                                                      --------------
       Class A-1 Note Principal Balance after distribution on Payment Date                        --

     Remaining Class A Base Principal Distribution Amount                               6,006,463.76
                                                                                      --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2000


     Class A-2 Note Principal Balance as of preceding Payment Date                     18,166,457.30
     Class A-2 Base Principal Distribution Amount paid                                  6,006,463.76
                                                                                      --------------
       Class A-2 Note Principal Balance after distribution on Payment Date             12,159,993.54

     Remaining Class A Base Principal Distribution Amount                                         --
                                                                                      --------------

     Class A-3 Note Principal Balance as of preceding Payment Date                     48,068,516.00
     Class A-3 Base Principal Distribution Amount paid                                            --
                                                                                      --------------
       Class A-3 Note Principal Balance after distribution on Payment Date             48,068,516.00

     Remaining Class A Base Principal Distribution Amount                                         --
                                                                                      --------------

     Class A-4 Note Principal Balance as of preceding Payment Date                     84,119,903.00
     Class A-4 Base Principal Distribution Amount paid                                            --
                                                                                      --------------
       Class A-4 Note Principal Balance after distribution on Payment Date             84,119,903.00

  REMAINING AVAILABLE FUNDS                                                               277,472.53

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insuer Reimbursement Amount due                                                         --
     Note Insuer Reimbursement Amount paid                                                        --
                                                                                      --------------
     Note Insuer Reimbursement Amount remaining unpaid                                            --
  REMAINING AVAILABLE FUNDS                                                               277,472.53

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date                      3,268,584.54
     Class B-1 Base Principal Distribution due                                            130,575.31
     Class B-1 Base Principal Distribution paid                                           130,575.31
                                                                                      --------------
       Class B-1 Base Principal Distribution remaining unpaid                                     --
       Class B-1 Note Principal Balance after distribution on Payment Date              3,138,009.23

  REMAINING AVAILABLE FUNDS                                                               146,897.22

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date                      1,634,292.27
     Class B-2 Base Principal Distribution due                                             65,287.66
     Class B-2 Base Principal Distribution paid                                            65,287.66
                                                                                      --------------
       Class B-2 Base Principal Distribution remaining unpaid                                     --
       Class B-2 Note Principal Balance after distribution on Payment Date              1,569,004.62
  REMAINING AVAILABLE FUNDS                                                                81,609.57
CLASS B-3 BASE PRINCIPAL DISTRIBUTION

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2000


     Class B-3 Note Principal Balance as of preceding Payment Date                      2,042,865.34
     Class B-3 Base Principal Distribution due                                             81,609.57
     Class B-3 Base Principal Distribution paid                                            81,609.57
                                                                                      --------------
       Class B-3 Base Principal Distribution remaining unpaid                                   0.00
       Class B-3 Note Principal Balance after distribution on Payment Date              1,961,255.77
  REMAINING AVAILABLE FUNDS                                                                       --
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(A)(II)
     Indenture Trustee Expenses unpaid per above                                                  --
     Remaining Indenture Trustee Expenses paid                                                    --
                                                                                      --------------
       Remaining Indenture Trustee Expenses unpaid                                                --
  REMAINING AVAILABLE FUNDS                                                                       --
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                                     --
     Other Amounts Due Servicer under Servicing Agreement paid                                    --
                                                                                      --------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                        --
  REMAINING AVAILABLE FUNDS                                                                       --
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                 --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2000


CALCULATION OF BASE PRINCIPAL AMOUNT

      ADCPB, beginning of Collection Period                                           167,904,256.55
      ADCPB, end of Collection Period                                                 161,620,320.25
                                                                                      --------------
          Base Principal Amount                                                         6,283,936.29

UNREIMBURSED SERVICING ADVANCES

      Unreimbursed Servicing Advances from previous Collection Period                   4,975,564.49
      Servicing Advances collected during the current Collection Period                 4,946,347.13
                                                                                      --------------
          Unreimbursed Servicing Advances as of current Determination Date                 29,217.36

CALCULATION OF INTEREST DUE

                        Beginning                             Current                              Total
                        Principal           Interest          Interest           Overdue          Interest
        Class            Balance              Rate               Due             Interest           Due
        -----           ---------           --------          --------          ---------         --------
      Class A-1                   -           4.9670%                 -                 -                 -
      Class A-2       18,166,457.30           5.4500%         82,505.99                 -         82,505.99
      Class A-3       48,068,516.00           5.5400%        221,916.32                 -        221,916.32
      Class A-4       84,119,903.00           5.7300%        401,672.54                 -        401,672.54
      Class B-1        3,268,584.54           6.6100%         18,004.45                 -         18,004.45
      Class B-2        1,634,292.27           9.9900%         13,605.48                 -         13,605.48
      Class B-3        2,042,865.34           6.3280%         10,772.71                 -         10,772.71
                     --------------           -------        ----------                --        ----------
                     157,300,618.46           5.7099%        748,477.49                 -        748,477.49

CALCULATION OF PRINCIPAL DUE


                         Base            Base                        Total
                      Principal       Principal      Overdue       Principal
        Class        Amount Pct.       Amount       Principal         Due
        -----        ----------       --------      ---------      ---------
      Class A          95.584%      6,006,463.76            -    6,006,463.76
      Class B-1         2.078%        130,575.31            -      130,575.31
      Class B-2         1.039%         65,287.66            -       65,287.66
      Class B-3         1.299%         81,609.57            -       81,609.57
                                    ------------           --    ------------
                                    6,283,936.29            -    6,283,936.29

CALCULATION OF SERVICER FEE


      ADCPB as of the prior Calculation Date                                                 167,904,256.55
      Servicer Fee Rate                                                                               0.500%
      One-twelfth                                                                                      1/12
                                                                                             --------------
      Servicer Fee due current period                                                             69,960.11
      Prior Servicer Fee arrearage                                                                        -
                                                                                             --------------
      Servicer Fee due                                                                            69,960.11

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2000


CALCULATION OF PREMIUM AMOUNT

      Class A Principal Amount as of the immediately preceding Collection Period             150,354,876.30
      Premium Rate                                                                                    0.175%
      One-twelfth                                                                                      1/12
                                                                                             --------------
      Premium Amount due Current Period                                                           21,926.75
      Prior Premium Amount arrearage                                                                      -
                                                                                             --------------
           Total Premium Amount due                                                               21,926.75

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)

      Indenture Trustee Fee (per Payment Date)                                                       416.67
      Prior Indenture Trustee Fee arrearage                                                               -
                                                                                             --------------
      Total Indenture Trustee Fee due                                                                416.67

INDENTURE TRUSTEE EXPENSES

      Indenture Trustee Expenses due                                                                      -
      Prior Indenture Trustee Expenses arrearage                                                          -
                                                                                             --------------
      Total Indenture Trustee Expenses due                                                                -

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT

      Other Amounts Due Servicer under Servicing Agreement - current period                               -
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                              -
                                                                                             --------------
      Total Other Amounts Due Servicer under Servicing Agreement                                          -

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2000

RESTRICTING EVENT DETERMINATION:

                                                                                                         Yes/No
                                                                                                         ------
     A) Event of Servicer Termination (Yes/No)                                                             No
     B) Note Insuer has Made a Payment (Yes/No)                                                            No
     C) Gross Charge Off Event has Occurred (Yes/No)                                                       No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                                    No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                         Yes/No
                                                                                                         ------
     A) Failure to distribute to the Noteholders all or part of any payment of
     Interest required to be made under the terms of such Notes or the Indenture
     when due; and,                                                                                        No

     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such
     Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2
     Maturity Date, the Class A-3 Maturity Date, the Class A-4 Maturity Date, the
     Class B-1 Maturity Date, the Class B-2 Maturity Date, or the Class B-3
     Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4
     Notes, Class B-1 Notes, Class B-2 Notes, or Class B-3 Notes, as the case                              No
     may be.

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT


       Section                                           Event                                           Yes/No
       -------                                           -----                                           ------
     6.01(i)     Failure to make payment required                                                          No
     6.01(ii)    Failure to submit Monthly Statement                                                       No
     6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                       No
     6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                             No
     6.01(v)     Servicer files a voluntary petition for bankruptcy                                        No
     6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed
                 within 60 days                                                                            No
     6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                 No
     6.01(viii)  Servicer Trigger Event as contained in the Insurance Agreement has occurred.              No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED SEPTEMBER 1, 2000

Available Amount to Note Holders:                                                                4,018,349.88
Reserve Account balance, beginning                                                               1,751,034.78

Disbursements from Collection Account: Section 3.05(a) of the Indenture

(i)        Initial Unpaid Amounts inadvertantly deposited in Collection Account                            --
(ii)       Indemnity Payments paid inadvertantly deposited in Collection Account                           --
(iii)      Aggregate of:
             (a) Unreimbursed Servicer Advances                                                     21,017.47
             (b) Servicer Fees from current and prior Collection Period                             57,628.19
             (c) Servicing Charges inadvertantly deposited in Collection Account                           --
(iv)       Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                 416.67
(v)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                   --

(vi)       Class A-1 through A-4 Note Interest on a pari passu basis:
             Class A-1 Note Interest                                                                       --
             Class A-2 Note Interest                                                               145,129.03
             Class A-3 Note Interest                                                               105,098.57
             Class A-4 Note Interest                                                               360,555.57
(vii)      Class B Note Interest                                                                    79,373.70
(viii)     Class C Note Interest                                                                    59,160.98
(ix)       Class D Note Interest                                                                    18,060.26

(x)        Class A Base Principal Distribution Amount
             Class A-1 Principal Distribution Amount                                                       --
             Class A-2 Principal Distribution Amount                                             2,652,830.52
             Class A-3 Principal Distribution Amount                                                       --
             Class A-4 Principal Distribution Amount                                                       --
(xi)       Class B Base Principal Distribution Amount                                              250,724.84
(xii)      Class C Base Principal Distribution Amount                                              169,845.86
(xiii)     Class D Base Principal Distribution Amount                                               40,439.49
(xv)       Class E Note Interest                                                                    13,351.58
(xvi)      Class E Principal Distribution Amount                                                    43,674.65
(xviii)    Reserve Account Reimbursement/(Withdrawal)                                                      --
(xix)      Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                   --
(xx)       Remaining Amount to Residual Holder                                                       1,042.52


Reserve Account balance, ending                                                                  1,751,034.78

Disbursements from Reserve Account:
           Interest earned on Reserve Account to Residual Holder                                     9,643.71

           Reviewed By:


           ---------------------------------------------------------------------
           SANDY B. HO
           EXECUTIVE VICE PRESIDENT & CFO

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2000

AVAILABLE FUNDS
    Collection Account balance, as of August 31, 2000                                     503,013.02
    Investment earnings on amounts in Collection Account                                    6,694.38
    Payments due Collection Account from last 3 business days of Collection Period        909,248.60
    Additional contribution for terminated trade-ups and rebooked leases                          --
    Servicer Advance on current Determination Date                                      2,599,393.88
                                                                                        ------------
    AVAILABLE FUNDS ON PAYMENT DATE                                                     4,018,349.88
    Reserve Account balance                                                             1,751,034.78
                                                                                        ------------
    TOTAL AVAILABLE FUNDS                                                               5,769,384.66

Initial Unpaid Amounts inadvertantly deposited in Collection Account                              --
                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                             5,769,384.66

Indemnity Payments paid inadvertantly deposited in Collection Account                             --
                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                             5,769,384.66

UNREIMBURSED SERVICER ADVANCES
    Unreimbursed Servicer Advances due                                                     21,017.47
    Unreimbursed Servicer Advances paid                                                    21,017.47
                                                                                        ------------
      Unreimbursed Servicer Advances remaining unpaid                                             --
                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                             5,748,367.19

SERVICER FEES
    Servicer Fees due                                                                      57,628.19
    Servicer Fees paid                                                                     57,628.19
                                                                                        ------------
      Servicer Fees remaining unpaid                                                              --
                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                             5,690,739.00

SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                    --
                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                             5,690,739.00

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
    Indenture Trustee Fee due                                                                 416.67
    Indenture Trustee Fee paid                                                                416.67
                                                                                        ------------
      Indenture Trustee Fee remaining unpaid                                                      --
                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                             5,690,322.33

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(A)(II)
    Total Indenture Trustee Expenses due                                                          --
    Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                     75,000.00
                                                                                        ------------
    Total Indenture Trustee Expenses paid                                                         --
                                                                                        ------------
      Indenture Trustee Expenses unpaid                                                           --
  REMAINING AVAILABLE FUNDS                                                             5,690,322.33

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2000

CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
    Class A-1 Note Interest                                                        --
    Class A-2 Note Interest                                                145,129.03
    Class A-3 Note Interest                                                105,098.57
    Class A-4 Note Interest                                                360,555.57
      Total Class A Interest due                                           610,783.17
                                                                       --------------
  REMAINING AVAILABLE FUNDS                                              5,079,539.16

CLASS B NOTE INTEREST
    Class B Note Interest due                                               79,373.70
    Class B Note Interest paid                                              79,373.70
                                                                       --------------
      Class B Note Interest remaining unpaid                                       --
                                                                       --------------
  REMAINING AVAILABLE FUNDS                                              5,000,165.46

CLASS C NOTE INTEREST
    Class C Note Interest due                                               59,160.98
    Class C Note Interest paid                                              59,160.98
                                                                       --------------
      Class C Note Interest remaining unpaid                                       --
                                                                       --------------
  REMAINING AVAILABLE FUNDS                                              4,941,004.48

CLASS D NOTE INTEREST
    Class D Note Interest due                                               18,060.26
    Class D Note Interest paid                                              18,060.26
                                                                       --------------
      Class D Note Interest remaining unpaid                                       --
                                                                       --------------
  REMAINING AVAILABLE FUNDS                                              4,922,944.23

CLASS A BASE PRINCIPAL DISTRIBUTION
    Class A Base Principal Distribution Amount due                       2,589,162.59
    Class A Note Principal Balance as of preceding Payment Date        107,769,207.63
                                                                       --------------
    Class A Base Principal Distribution Amount paid                      2,589,162.59
                                                                       --------------
      Class A Base Principal Distribution Amount remaining unpaid                  --
    Class A-1 Note Principal Balance as of preceding Payment Date                  --
    Class A-1 Base Principal Distribution Amount paid                              --
                                                                       --------------
      Class A-1 Note Principal Balance after distribution                          --
                                                                       --------------
    Remaining Class A Base Principal Distribution Amount                 2,589,162.59
                                                                       --------------
    Class A-2 Note Principal Balance as of preceding Payment Date       26,958,952.63
    Class A-2 Base Principal Distribution Amount paid                    2,589,162.59
                                                                       --------------
      Class A-2 Note Principal Balance after distribution               24,369,790.05
    Remaining Class A Base Principal Distribution Amount                           --
                                                                       --------------
    Class A-3 Note Principal Balance as of preceding Payment Date       18,823,624.00
    Class A-3 Base Principal Distribution Amount paid                              --
                                                                       --------------
      Class A-3 Note Principal Balance after distribution               18,823,624.00
    Remaining Class A Base Principal Distribution Amount                           --
                                                                       --------------
    Class A-4 Note Principal Balance as of preceding Payment Date       61,986,631.00
    Class A-4 Base Principal Distribution Amount paid                              --
                                                                       --------------
      Class A-4 Note Principal Balance after distribution               61,986,631.00
  REMAINING AVAILABLE FUNDS                                              2,333,781.64

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2000

CLASS B BASE PRINCIPAL DISTRIBUTION
    Class B Note Principal Balance as of preceding Payment Date              13,083,577.07
    Class B Base Principal Distribution due                                     244,707.44
    Class B Base Principal Distribution paid                                    244,707.44
                                                                             -------------
      Class B Base Principal Distribution remaining unpaid                              --
      Class B Note Principal Balance after distribution on Payment Date      12,838,869.63
  REMAINING AVAILABLE FUNDS                                                   2,089,074.20

CLASS C BASE PRINCIPAL DISTRIBUTION
    Class C Note Principal Balance as of preceding Payment Date               8,863,068.43
    Class C Base Principal Distribution due                                     165,769.56
    Class C Base Principal Distribution paid                                    165,769.56
                                                                             -------------
      Class C Base Principal Distribution remaining unpaid                              --
      Class C Note Principal Balance after distribution on Payment Date       8,697,298.88
  REMAINING AVAILABLE FUNDS                                                   1,923,304.64

CLASS D BASE PRINCIPAL DISTRIBUTION
    Class D Note Principal Balance as of preceding Payment Date               2,110,253.82
    Class D Base Principal Distribution due                                      39,468.94
    Class D Base Principal Distribution paid                                     39,468.94
                                                                             -------------
      Class D Base Principal Distribution remaining unpaid                              --
      Class D Note Principal Balance after distribution on Payment Date       2,070,784.88
  REMAINING AVAILABLE FUNDS                                                   1,883,835.70

CLASS A REALLOCATED PRINCIPAL DISTRIBUTION
    Class A-1 Note Principal Balance after Base Principal                               --
    Class A-1 Reallocated Principal Distribution                                        --
                                                                             -------------
      Class A-1 Note Principal Balance after Reallocation                               --
  Remaining Available Funds                                                   1,883,835.70
                                                                             -------------
    Class A-2 Note Principal Balance after Base Principal                    24,369,790.05
    Class A-2 Reallocated Principal Distribution                                        --
                                                                             -------------
      Class A-2 Note Principal Balance after Reallocation                    24,369,790.05
  Remaining Available Funds                                                   1,883,835.70
                                                                             -------------
    Class A-3 Note Principal Balance after Base Principal                    18,823,624.00
    Class A-3 Reallocated Principal Distribution                                        --
                                                                             -------------
      Class A-3 Note Principal Balance after Reallocation                    18,823,624.00
  Remaining Available Funds                                                   1,883,835.70
                                                                             -------------
    Class A-4 Note Principal Balance after Base Principal                    61,986,631.00
    Class A-4 Reallocated Principal Distribution                                        --
                                                                             -------------
      Class A-4 Note Principal Balance after Reallocation                    61,986,631.00
  REMAINING AVAILABLE FUNDS                                                   1,883,835.70

CLASS B REALLOCATED PRINCIPAL DISTRIBUTION
    Class B Note Principal Balance after Base Principal                      12,838,869.63
    Class B Reallocated Principal Distribution paid                                     --
                                                                             -------------
      Class B Note Principal Balance after Reallocation                      12,838,869.63
  REMAINING AVAILABLE FUNDS                                                   1,883,835.70

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2000

CLASS C REALLOCATED PRINCIPAL DISTRIBUTION
    Class C Note Principal Balance after Base Principal                       8,697,298.88
    Class C Reallocated Principal Distribution paid                                     --
                                                                             -------------
      Class C Note Principal Balance after Reallocation                       8,697,298.88
  REMAINING AVAILABLE FUNDS                                                   1,883,835.70

CLASS D REALLOCATED PRINCIPAL DISTRIBUTION
    Class D Note Principal Balance after Base Principal                       2,070,784.88
    Class D Reallocated Principal Distribution paid                                     --
      Class D Note Principal Balance after Reallocation                       2,070,784.88
  REMAINING AVAILABLE FUNDS                                                   1,883,835.70

CLASS E NOTE INTEREST
    Class E Note Interest due                                                    13,351.58
    Class E Note Interest paid                                                   13,351.58
                                                                             -------------
      Class E Note Interest remaining unpaid                                            --
                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                   1,870,484.12

CLASS E BASE PRINCIPAL DISTRIBUTION
    Class E Note Principal Balance as of preceding Payment Date               2,279,074.68
    Class E Base Principal Distribution due                                      42,626.46
    Class E Base Principal Distribution paid                                     42,626.46
                                                                             -------------
      Class E Base Principal Distribution remaining unpaid                              --
      Class E Note Principal Balance after distribution on Payment Date       2,236,448.23
  REMAINING AVAILABLE FUNDS                                                   1,827,857.66

CLASS E REALLOCATED PRINCIPAL DISTRIBUTION
    Class E Note Principal Balance after Base Principal                       2,236,448.23
    Class E Reallocated Principal Distribution paid                                     --
      Class E Note Principal Balance after Reallocation                       2,236,448.23
  REMAINING AVAILABLE FUNDS                                                   1,827,857.66

CLASS A SUPPLEMENTAL PRINCIPAL DISTRIBUTION
    Class A-1 Note Principal Balance after Reallocated Principal                        --
    Class A-1 Supplemental Principal Distribution                                       --
                                                                             -------------
      Class A-1 Note Principal Balance after Supplemental                               --
  Remaining Available Funds                                                   1,827,857.66
                                                                             -------------
    Class A-2 Note Principal Balance after Reallocated Principal             24,369,790.05
    Class A-2 Supplemental Principal Distribution                                63,667.93
                                                                             -------------
      Class A-2 Note Principal Balance after Supplemental                    24,306,122.12
  Remaining Available Funds                                                   1,764,189.73
                                                                             -------------
    Class A-3 Note Principal Balance after Reallocated Principal             18,823,624.00
    Class A-3 Supplemental Principal Distribution                                       --
                                                                             -------------
      Class A-3 Note Principal Balance after Supplemental                    18,823,624.00
  Remaining Available Funds                                                   1,764,189.73
                                                                             -------------
    Class A-4 Note Principal Balance after Reallocated Principal             61,986,631.00
    Class A-4 Supplemental Principal Distribution                                       --
                                                                             -------------
      Class A-4 Note Principal Balance after Supplemental                    61,986,631.00
  REMAINING AVAILABLE FUNDS                                                   1,764,189.73

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2000

CLASS B SUPPLEMENTAL PRINCIPAL DISTRIBUTION
    Class B Note Principal Balance after Reallocated Principal      12,838,869.63
    Class B Supplemental Principal Distribution paid                     6,017.40
                                                                    -------------
      Class B Note Principal Balance after Supplemental             12,832,852.23
  REMAINING AVAILABLE FUNDS                                          1,758,172.34

CLASS C SUPPLEMENTAL PRINCIPAL DISTRIBUTION
    Class C Note Principal Balance after Reallocated Principal       8,697,298.88
    Class C Supplemental Principal Distribution paid                     4,076.30
                                                                    -------------
      Class C Note Principal Balance after Supplemental              8,693,222.58
  REMAINING AVAILABLE FUNDS                                          1,754,096.04

CLASS D SUPPLEMENTAL PRINCIPAL DISTRIBUTION
    Class D Note Principal Balance after Reallocated Principal       2,070,784.88
    Class D Supplemental Principal Distribution paid                       970.55
                                                                    -------------
      Class D Note Principal Balance after Supplemental              2,069,814.33
  REMAINING AVAILABLE FUNDS                                          1,753,125.49

CLASS E SUPPLEMENTAL PRINCIPAL DISTRIBUTION
    Class E Note Principal Balance after Reallocated Principal       2,236,448.23
    Class E Supplemental Principal Distribution paid                     1,048.19
                                                                    -------------
      Class E Note Principal Balance after Supplemental              2,235,400.03
  REMAINING AVAILABLE FUNDS                                          1,752,077.30

RESERVE FUND
    Required Reserve Fund Amount                                     1,751,034.78
    Reserve Account Balance, Ending                                  1,751,034.78
    Reserve Account Deposit/(Withdrawal)                                     0.00
                                                                    -------------
  REMAINING AVAILABLE FUNDS                                              1,042.52

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(A)(II)
    Indenture Trustee Expenses unpaid per above                                --
    Remaining Indenture Trustee Expenses paid                                  --
                                                                    -------------
      Remaining Indenture Trustee Expenses unpaid                              --
  REMAINING AVAILABLE FUNDS                                              1,042.52

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                               1,042.52

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED SEPTEMBER 1, 2000

CALCULATION OF BASE PRINCIPAL AMOUNT
    ADCPB, beginning of Collection Period                                                              138,307,664.64
    ADCPB, end of Collection Period                                                                    135,150,149.29
                                                                                                      ---------------
       Base Principal Amount                                                                             3,157,515.35

UNREIMBURSED SERVICING ADVANCES
    Unreimbursed Servicing Advances from previous Collection Period                                      2,860,352.66
    Servicing Advances collected during the current Collection Period                                    2,839,335.19
                                                                                                      ---------------
       Unreimbursed Servicing Advances as of current Determination Date                                     21,017.47


CALCULATION OF SERVICER FEE
    ADCPB as of the prior Calculation Date                                                             138,307,664.64
    Servicer Fee Rate                                                                                           0.500%
    One-twelfth                                                                                                  1/12
                                                                                                      ---------------
    Servicer Fee due current period                                                                         57,628.19
    Prior Servicer Fee arrearage                                                                                   --
                                                                                                      ---------------
    Servicer Fee due                                                                                        57,628.19


INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
    Indenture Trustee Fee (per Payment Date)                                                                   416.67
    Prior Indenture Trustee Fee arrearage                                                                          --
                                                                                                      ---------------
    Total Indenture Trustee Fee due                                                                            416.67

INDENTURE TRUSTEE EXPENSES
    Indenture Trustee Expenses due                                                                                 --
    Prior Indenture Trustee Expenses arrearage                                                                     --
                                                                                                      ---------------
    Total Indenture Trustee Expenses due                                                                           --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
    Other Amounts Due Servicer under Servicing Agreement - current period                                          --
    Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                                         --
                                                                                                      ---------------
    Total Other Amounts Due Servicer under Servicing Agreement                                                     --




AGING DELINQUENCY STATISTICS - AS OF PRIOR MONTH-END

    Current                                                                      133,984,324.09                 97.50%
      31 - 60 days past due                                                        1,725,029.49                  1.26%
      61 - 90 days past due                                                          657,248.37                  0.48%
      91+ days past due                                                            1,046,898.39                  0.76%
                                                                                 --------------
                                                                                 137,413,500.34

GROSS CHARGE OFF

    ADCPB of All Defaulted Contracts                                                                        47,402.62
    Less Recoveries                                                                                         23,161.55
                                                                                                      ---------------
    Total Charge Offs for the period                                                                        24,241.07

    End of Month ADCPB                                                                                 135,150,149.29
    Gross Charge Off Ratio (Total Charge Offs/ADCPB)                                                             0.02%

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED SEPTEMBER 1, 2000

INTEREST PAYMENTS TO NOTEHOLDERS

                                     Beginning
                   Initial           of Period        Interest                     Interest
   Class           Balance            Balance           Rate      Interest Due       Paid
----------     --------------    ---------------      --------    ------------    -----------
    A-1         30,818,212.00               0.00        5.855%            0.00           0.00
    A-2         31,956,385.00      26,958,952.63        6.460%      145,129.03     145,129.03
    A-3         18,823,624.00      18,823,624.00        6.700%      105,098.57     105,098.57
    A-4         61,986,631.00      61,986,631.00        6.980%      360,555.57     360,555.57
               --------------    ---------------      --------    ------------    -----------
  Class A      143,584,852.00     107,769,207.63         6.80%      610,783.17     610,783.17
               --------------    ---------------      --------    ------------    -----------
     B          13,570,520.00      13,083,577.07        7.280%       79,373.70      79,373.70
     C           9,192,933.00       8,863,068.43        8.010%       59,160.98      59,160.98
     D           2,188,793.00       2,110,253.82       10.270%       18,060.26      18,060.26
     E           2,363,897.00       2,279,074.68        7.030%       13,351.58      13,351.58
               --------------    ---------------      --------    ------------    -----------
Total Notes    170,900,995.00     134,105,181.64         6.99%      780,729.68     780,729.68
               --------------    ---------------      --------    ------------    -----------


PRINCIPAL PAYMENTS TO NOTEHOLDERS

                 Beginning           (Monthly)     (Reallocated) (Supplemental)       Total            End          Ending
                 of Period           Principal        Principal     Principal       Principal       of Period     Certificate
   Class          Balance              Paid             Paid          Paid            Paid            Balance        Factor
----------    ---------------      -------------   ------------- ---------------  -------------  ---------------  ------------
    A-1                  0.00               0.00          0.00            0.00             0.00             0.00     0.0000000
    A-2         26,958,952.63       2,589,162.59          0.00       63,667.93     2,652,830.52    24,306,122.12     0.7606030
    A-3         18,823,624.00               0.00          0.00            0.00             0.00    18,823,624.00     1.0000000
    A-4         61,986,631.00               0.00          0.00            0.00             0.00    61,986,631.00     1.0000000
              ---------------      -------------   ------------- ---------------  -------------  ---------------
  Class A      107,769,207.63       2,589,162.59          0.00       63,667.93     2,652,830.52   105,116,377.12
              ---------------      -------------   ------------- ---------------  -------------  ---------------
     B          13,083,577.07         244,707.44          0.00        6,017.40       250,724.84    12,832,852.23     0.9456419
     C           8,863,068.43         165,769.56          0.00        4,076.30       169,845.86     8,693,222.58     0.9456419
     D           2,110,253.82          39,468.94          0.00          970.55        40,439.49     2,069,814.33     0.9456419
     E           2,279,074.68          42,626.46          0.00        1,048.19        43,674.65     2,235,400.03     0.9456419
              ---------------      -------------   ------------- ---------------  -------------  ---------------
Total Notes    134,105,181.64       3,081,734.98          0.00       75,780.37     3,157,515.35   130,947,666.29
              ---------------      -------------   ------------- ---------------  -------------  ---------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED SEPTEMBER 1, 2000

PRINCIPAL PAYMENT CALCULATION

                                      Investor          Investor      Investor                      Supplemental
                  (defined)           Monthly         Reallocated   Supplemental       Total         Percentage
                    Class            Principal          Principal     Principal      Principal      of Principal
   Class         Percentage           Amount            Amount         Amount          Amount        Allocated
   -----         ----------        -------------      -----------   ------------   -------------    ------------
     A                82.00%        2,589,162.59          0.00         63,667.93    2,652,830.52           84.02%
     B                 7.75%          244,707.44          0.00          6,017.40      250,724.84            7.94%
     C                 5.25%          165,769.56          0.00          4,076.30      169,845.86            5.38%
     D                 1.25%           39,468.94          0.00            970.55       40,439.49            1.28%
     E                 1.35%           42,626.46          0.00          1,048.19       43,674.65            1.38%
                 ----------        -------------      -----------   ------------   -------------    ------------
                                    3,081,734.98          0.00         75,780.37    3,157,515.35          100.00%
                 ----------        -------------      -----------   ------------   -------------    ------------


FLOOR CALCULATION

                   Class      Floor Hit?          Floored
   Class           Floors       (Y/N)           Prin Amount
   -----          -------     ----------       ------------
     A                                             N/A
     B               -            No             244,707.44
     C               -            No             165,769.56
     D               -            No              39,468.94
     E               -            No              42,626.46
                  -------     ----------       ------------

(Retained) Certificate Balance      4,202,483.00
Initial OC Percentage                      2.40%

Overcollateralization Balance (prior)             4,202,483.00
Overcollateralization Balance (current)           4,202,483.00
Cumulative Loss Amount                                    0.00
Available Funds+Collection Account-Servicing      5,690,322.33

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2000

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                      Yes/No
                                                                                      ------
    A) Failure to distribute to the Noteholders all or part of any payment of
    Interest required to be made under the terms of such Notes or the Indenture
    when due; and,                                                                      No
    B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment
    Date to the extent that sufficient Available Funds are on deposit in the
    Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity
    Date, the Class A-3 Maturity Date, the Class A-4 Maturity Date, the Class B
    Maturity Date, the Class C Maturity Date, the Class D Maturity Date, or the
    Class E Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4
    Notes, Class B Notes, Class C Notes, Class D Notes, or Class E Notes, as the
    case may be.                                                                        No


EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

       Section                                                             Event                                              Yes/No
      ---------          ---------------------------------------------------------------------------------------------------- ------
      6.01(i)            Failure to make payment, deposit, transfer, or delivery required                                        No
      6.01(ii)           Failure to submit Monthly Statement                                                                     No
      6.01(iii)          Failure to Observe Covenants in Servicing Agreement                                                     No
      6.01(iv)           Servicer consents to appointment of custodian, receiver, etc.                                           No
      6.01(v)            Servicer files a voluntary petition for bankruptcy                                                      No
      6.01(vi)           Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed within 60 days    No
      6.01(vii)          Assignment by Servicer to a delegate its rights under Servicing Agreement                               No

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED SEPTEMBER 1, 2000


Available Amount to Note Holders:                                                                         $2,202,890.85

Disbursements from Collection Account: Section 3.05 of the Indenture

(i)       Initial Unpaid Amounts or servicing charges inadvertently deposited in Collection Account       $        0.00
(ii)      Indemnity Payments paid inadvertently deposited in Collection Account                           $        0.00
(iii)     Aggregate of:
            (a) Unreimbursed Servicer Advances (Other than current Collection Period)                     $      473.53
            (b) Servicer Fees from current and prior Collection Period                                    $   77,891.52
(iv)      Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                     $      416.67
(v)       Reimbursable Trustee Expenses: Section 7.07(a)(ii)                                              $        0.00

(vi)      Class A-1 through A-2 Note Interest on a pari passu basis:
            Class A-1 Note Interest                                                                       $  457,432.49
            Class A-2 Note Interest                                                                       $  644,910.00
(vii)     Class B Note Interest                                                                           $   93,099.33

(viii)    Class A Base Principal Distribution Amount
            Class A-1 Principal Distribution Amount                                                       $  883,128.19
            Class A-2 Principal Distribution Amount                                                       $        0.00
(ix)      Class B Base Principal Distribution Amount                                                      $        0.00
(x)       Supplemental Interest Reserve Account addition amount                                           $   45,539.12
(xi)      Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                   $        0.00
(xii)     Excess to Trust Certificate Holder                                                              $        0.00

          Reviewed By:



          ----------------------------------------------------------------------
          E. Roger Gebhart
          Executive Vice President and Treasurer

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED SEPTEMBER 1, 2000


AVAILABLE FUNDS
     Collection Account balance, as of August 31, 2000                                       159,538.12
     Investment earnings on amounts in Collection Account                                      5,170.50
     Payments due Collection Account from last 3 business days of Collection Period          447,038.87
     Servicer Advance on current Determination Date                                          939,985.96
     Additional Contribution for loss on termination                                               0.00
     Deposit from Reserve Account                                                            651,157.40
     Deposit from Letter of Credit Account                                                         0.00
     AVAILABLE FUNDS ON PAYMENT DATE                                                       2,202,890.85

Initial Unpaid Amounts inadvertently deposited in Collection Account                               0.00
  REMAINING AVAILABLE FUNDS                                                                2,202,890.85

Indemnity Payments paid inadvertently deposited in Collection Account                              0.00
  REMAINING AVAILABLE FUNDS                                                                2,202,890.85

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                          473.53
     Unreimbursed Servicer Advances paid                                                         473.53
                                                                                          -------------
       Unreimbursed Servicer Advances remaining unpaid                                             0.00
  REMAINING AVAILABLE FUNDS                                                                2,202,417.32

SERVICER FEES
     Servicer Fees due                                                                        77,891.52
     Servicer Fees paid                                                                       77,891.52
                                                                                          -------------
       Servicer Fees remaining unpaid                                                              0.00
  REMAINING AVAILABLE FUNDS                                                                2,124,525.80

SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                     0.00
  REMAINING AVAILABLE FUNDS                                                                2,124,525.80

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                   416.67
     Indenture Trustee Fee paid                                                                  416.67
                                                                                          -------------
       Indenture Trustee Fee remaining unpaid                                                      0.00
  REMAINING AVAILABLE FUNDS                                                                2,124,109.13

REIMBURSABLE TRUSTEE EXPENSES PER SECTION 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                          0.00
     Cap on Indenture Trustee Expenses per section 7.07(a)(ii)                                75,000.00
     Total Indenture Trustee Expenses paid                                                         0.00
                                                                                          -------------
       Indenture Trustee Expenses unpaid                                                           0.00
  REMAINING AVAILABLE FUNDS                                                                2,124,109.13

CLASS A-1 THROUGH A-2 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest due                                                             457,432.49
     Class A-1 Note Interest paid                                                            457,432.49
                                                                                          -------------
       Class A-1 Interest remaining unpaid                                                         0.00
     Class A-2 Note Interest due                                                             644,910.00
     Class A-2 Note Interest paid                                                            644,910.00
                                                                                          -------------
       Class A-2 Interest remaining unpaid                                                         0.00
  REMAINING AVAILABLE FUNDS                                                                1,021,766.64

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED SEPTEMBER 1, 2000


CLASS B NOTE INTEREST
     Class B Note Interest due                                                                93,099.33
     Class B Note Interest paid                                                               93,099.33
                                                                                          -------------
       Class B Note Interest remaining unpaid                                                      0.00
  REMAINING AVAILABLE FUNDS                                                                  928,667.31


CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance as of preceding Payment Date                        73,286,915.01
     Class A-1 Base Principal Distribution due                                               883,128.19
     Class A-1 Base Principal Distribution Amount paid                                       883,128.19
                                                                                          -------------
       Class A-1 Base Principal Distribution remaining unpaid                                      0.00
       Class A-1 Note Principal Balance after distribution on Payment Date                72,403,786.82

     Class A-2 Note Principal Balance as of preceding Payment Date                        99,600,000.00
     Class A-2 Base Principal Distribution due                                                     0.00
     Class A-2 Base Principal Distribution Amount paid                                             0.00
                                                                                          -------------
       Class A-2 Base Principal Distribution remaining unpaid                                      0.00
       Class A-2 Note Principal Balance after distribution on Payment Date                99,600,000.00
  REMAINING AVAILABLE FUNDS                                                                   45,539.12

CLASS B BASE PRINCIPAL DISTRIBUTION (BEGINNING JUNE 2001)
     Class B Note Principal Balance as of preceding Payment Date                          14,052,729.00
     Class B Base Principal Distribution due                                                       0.00
     Class B Base Principal Distribution paid                                                      0.00
                                                                                          -------------
       Class B Base Principal Distribution remaining unpaid                                        0.00
       Class B Note Principal Balance after distribution on Payment Date                  14,052,729.00
  REMAINING AVAILABLE FUNDS                                                                   45,539.12

SUPPLEMENTAL INTEREST RESERVE ACCOUNT
     Supplemental Interest Reserve Account Addition                                           45,539.12
  REMAINING AVAILABLE FUNDS                                                                        0.00

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                   0.00
     Remaining Indenture Trustee Expenses paid                                                     0.00
                                                                                          -------------
       Remaining Indenture Trustee Expenses unpaid                                                 0.00
  REMAINING AVAILABLE FUNDS                                                                        0.00

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                         0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED SEPTEMBER 1, 2000


RESERVE ACCOUNT: SECTION 3.04(a)
      Initial Reserve Account Balance                                                        4,519,288.83
      Plus: Earnings for Collection Period per Section 3.04(b)                                  24,819.42
      Less: Withdrawal per Section 3.04(c)                                                     651,157.40
        Ending Reserve Account Balance                                                       3,892,950.85


LETTER OF CREDIT ACCOUNT: SECTION 3.08(a)
      Initial Letter of Credit Account Balance                                                         --
      Plus: Earnings for Collection Period                                                             --
      Plus: Additions from draws under Section 3.08(b)                                                 --
      Less: Withdrawal pursuant to Section 3.08(c), To Collection Account                              --
        Ending Letter of Credit Account Balance                                                        --


SUPPLEMENTAL INTEREST RESERVE ACCOUNT: SECTION 3.09(b)
      Available Amounts for Related Collection Period less: Items 3.05(i) through (ix)          45,539.12
      Supplemental Interest Reserve Account Addition (Up to Supplemental Interest               45,539.12
        Required Amount)
      Supplemental Interest Reserve Account Distribution to Collection Account                         --


      Supplemental Interest Reserve Required Amount calculation
        Beginning Balance                                                                      198,631.08
        Plus: Additions (Up to 1% of Initial ADCPB)                                             45,539.12
        Plus: Earnings for Collection Period                                                       957.44
        Less: Required Distributions, To Collection Account                                            --
          Ending Supplemental Interest Reserve Account Balance                                 245,127.64

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED SEPTEMBER 1, 2000


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                           186,939,644.01
      ADCPB, end of Collection Period                                                 186,056,515.82
                                                                                     ---------------
        Base Principal Amount                                                             883,128.19

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                   1,038,983.46
      Servicing Advances collected during the current Collection Period                 1,038,509.93
                                                                                     ---------------
        Unreimbursed Servicing Advances as of current Determination Date                      473.53


CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                          186,939,644.01
      Servicer Fee Rate                                                                        0.500%
      One-twelfth                                                                               1/12
                                                                                     ---------------
      Servicer Fee due current period                                                      77,891.52
      Prior Servicer Fee arrearage                                                                --
                                                                                     ---------------
      Servicer Fee due                                                                     77,891.52


INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                416.67
      Prior Indenture Trustee Fee arrearage                                                     0.00
                                                                                     ---------------
      Total Indenture Trustee Fee due                                                         416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                            0.00
      Prior Indenture Trustee Expenses arrearage                                                0.00
                                                                                     ---------------
      Total Indenture Trustee Expenses due                                                      0.00

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                     0.00
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                    0.00
                                                                                     ---------------
      Total Other Amounts Due Servicer under Servicing Agreement                                0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED SEPTEMBER 1, 2000


INTEREST PAYMENTS TO NOTEHOLDERS

                                    Beginning                                                  Total           Total
                   Initial          of Period       Interest      Current       Overdue       Interest        Interest     Interest
   Class           Balance           Balance          Rate      Interest Due    Interest        Due             Paid       Shortfall
   -----       --------------     --------------    --------    ------------    --------    ------------    ------------   ---------
    A-1         75,000,000.00      73,286,915.01       7.490%     457,432.49        0.00      457,432.49      457,432.49       0.00
    A-2         99,600,000.00      99,600,000.00       7.770%     644,910.00        0.00      644,910.00      644,910.00       0.00
               --------------     --------------    --------    ------------    --------    ------------    ------------   --------
  Class A      174,600,000.00     172,886,915.01                1,102,342.49        0.00    1,102,342.49    1,102,342.49       0.00
               --------------     --------------                ------------    --------    ------------    ------------   --------
     B          14,052,729.00      14,052,729.00       7.950%      93,099.33        0.00       93,099.33       93,099.33       0.00
               --------------     --------------    --------    ------------    --------    ------------    ------------   --------
Total Notes    188,652,729.00     186,939,644.01                1,195,441.82        0.00    1,195,441.82    1,195,441.82       0.00
               --------------     --------------                ------------    --------    ------------    ------------   --------

PRINCIPAL PAYMENTS TO NOTEHOLDERS

                      Beginning            Current                                End              Ending
                      of Period           Principal          Principal         of Period        Certificate
   Class               Balance               Due               Paid             Balance            Factor
   -----           --------------         ----------         ----------     --------------      -----------
    A-1             73,286,915.01         883,128.19         883,128.19      72,403,786.82       0.96538382
    A-2             99,600,000.00               0.00               0.00      99,600,000.00       1.00000000
                   --------------         ----------         ----------     --------------       ----------
  Class A          172,886,915.01         883,128.19         883,128.19     172,003,786.82
                   --------------         ----------         ----------     --------------
     B              14,052,729.00               0.00               0.00      14,052,729.00       1.00000000
                   --------------         ----------         ----------     --------------       ----------
Total Notes        186,939,644.01         883,128.19         883,128.19     186,056,515.82
                   --------------         ----------         ----------     --------------

                                 Beginning                        Base Principal        Principal
                 Principal       of Period          Overdue        Distribution          Payment
                  Percent         Balance          Principal          Amount              Amount
                 ---------     --------------      ---------      --------------        ----------
Class A            100.00%     172,886,915.01           0.00         883,128.19         883,128.19
Class B              0.00%      14,052,729.00           0.00               0.00               0.00
                   ------      --------------           ----         ----------         ----------



Base Principal Amount:          883,128.19
Gross Charge Off Event?                 No
Available Funds less Fees:    2,124,109.13

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED SEPTEMBER 1, 2000



EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                         Yes/No
                                                                                         ------
     a)   Failure to distribute to the Noteholders all or part of any payment of
          Interest required to be made under the terms of such Notes or the
          Indenture when due; and,                                                         No

     b)   Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such
          Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity
          Date, the Class A-2 Maturity Date, the Class B Maturity Date, as the
          case may be, on any remaining principal owed on the outstanding Class
          A-1 Notes, Class A-2 Notes, Class B Notes, as the case may be.                   No

     c)   Failure on the part of the Trust duly to observe or perform in any
          material respect any other Covenants or Agreements.                              No

     d)   The Trust shall consent to the appointment of a Custodian, Receiver,
          Trustee, or Liquidator, etc.                                                     No

     e)   The Trust shall file a voluntary petition in bankruptcy or a voluntary petition or answer seeking reorganization in a proceeding under any
          bankruptcy laws etc.                                                             No

     f)   A petition against the Trust in a proceeding under applicable bank laws or other insolvency laws, as now or hereafter in effect, shall be filled and shall be consented to by the Trust or shall not be stayed,
          withdrawn, or dismissed within 60 days thereafter, etc.                          No


EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

     Section                              Event                                           Yes/No
     -------                              -----                                           ------
    6.01(i)   Failure to make payment, deposit, transfer, or delivery required              No
    6.01(ii)  Failure to submit Monthly Statement                                           No
    6.01(iii) Failure to Observe Covenants or Agreements in Transaction Documents           No
    6.01(iv)  Servicer consents to appointment of custodian, receiver, etc.                 No
    6.01(v)   Servicer files a voluntary petition for bankruptcy                            No
    6.01(vi)  Petition under bankruptcy laws against Servicer is not stayed,
              withdrawn or dismissed within 60 days                                         No
    6.01(vii) Assignment by Servicer to a delegate its rights under Servicing
              Agreement                                                                     No

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED SEPTEMBER 1, 2000


AGING DELINQUENCY STATISTICS - AS OF COLLECTION PERIOD END
                   Current                                                  182,235,983.63          97.95%
                    31 - 60 days past due                                     3,414,099.34           1.83%
                    61 - 90 days past due                                       406,432.85           0.22%
                    91+ days past due                                                 0.00           0.00%
                                                                            --------------
                                                                            186,056,515.82


PUTBACK SUMMARY
                   Defaults for Related Collection Period                                      394,107.08
                    Total Defaulted Contracts                                                        0.00
                   Recoveries from Reserve Account for Current Period                                0.00
                     Total Recoveries from Reserve Account                                           0.00
                   Net Remaining Defaulted                                                           0.00
                   Recoveries from Source Recourse (Up to Available Source Recourse)
                   Recoveries from Draw on Letter of Credit Account


10% LIMITED RECOURSE AMOUNT
                   Beginning Amount available under 10% limited recourse                    19,238,909.32
                   Beginning % available under 10% limited recourse                                9.6678%
                   Current months buy backs under 10% limited recourse obligation              394,107.08
                   Cumulative amount bought back under 10% limited recourse obligation         639,024.43
                   Cumulative % bought back under 10% limited recourse obligation                  0.0000%


LETTERS  OF CREDIT
                   Beginning Value of the 2 Letters of Credit                               20,000,000.00
                   Amount of step down in the Letters of Credit                                      0.00
                   Ending Value of the 2 Letters of Credit                                  20,000,000.00

LETTER OF CREDIT DRAW EVENTS                                                                   (NO/YES)
                                                                                               --------

                   (i)   Non Performance of Buy Back Obligation - Deposit full
                         amount of both LOCs (No/Yes):                                            No

                   (ii)  Downgrade by Confirming bank - Deposit full amount of relevant LOC:
                   Northern Trust Company (Downgraded below Aa/AA by Moodys and
                   S&P respectively)                                                              No
                   Bank One (Downgraded below Aa/A by Moodys and S&P
                   respectively)                                                                  No

                   (iii) Non-Renewal of Letters of Credit for 364 days by
                         issuing or confirming bank:                                              No
                         Deposit full amount of relevant LOC:
                   Draw on Letters of Credit?                                                     No

                   If a draw on the letters of credit, amount deposited in
                   Letter of Credit Account                                                           0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED SEPTEMBER 1, 2000

GROSS CHARGE EVENT CALCULATION:

                                                                    Result
                                                                 ------------
                   Defaulted Contracts Current Period
                   Total Defaulted Contracts Prior Period         24491735.00%
                   Total Initial ADCPB                                   0.00%
                                                                 ------------
                     % Total Defaulted                                   0.00%
                   Maximum Allowed                                      10.00%

Gross Charge Off Event:                                                              No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED SEPTEMBER 1, 2000


Available Amount to Note Holders:                                                                 5,990,904.27
Reserve Account balance, beginning                                                                2,114,952.31

Disbursements from Collection Account: Section 3.05(a) of the Indenture

(i)        Initial Unpaid Amounts inadvertantly deposited in Collection Account                             --
(ii)       Indemnity Payments paid inadvertantly deposited in Collection Account                            --
(iii)      Aggregate of:
             (a) Unreimbursed Servicer Advances                                                             --
             (b) Servicer Fees from current and prior Collection Period                              84,112.02
             (c) Servicing Charges inadvertantly deposited in Collection Account                            --
(iv)       Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                  416.67
(v)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                    --

(vi)       Class A-1 through A-4 Note Interest on a pari passu basis:
             Class A-1 Note Interest                                                                241,302.39
             Class A-2 Note Interest                                                                175,311.92
             Class A-3 Note Interest                                                                310,087.43
             Class A-4 Note Interest                                                                203,504.94
(vii)      Class B Note Interest                                                                    132,378.39
(viii)     Class C Note Interest                                                                     83,822.61
(ix)       Class D Note Interest                                                                     39,219.44

(x)        Class A Base Principal Distribution Amount
             Class A-1 Principal Distribution Amount                                              4,600,260.05
             Class A-2 Principal Distribution Amount                                                        --
             Class A-3 Principal Distribution Amount                                                        --
             Class A-4 Principal Distribution Amount                                                        --
(xi)       Class B Base Principal Distribution Amount                                                       --
(xii)      Class C Base Principal Distribution Amount                                                       --
(xiii)     Class D Base Principal Distribution Amount                                                       --
(xv)       Class E Note Interest                                                                     25,548.01
(xvi)      Class E Principal Distribution Amount                                                            --
(xviii)    Reserve Account Reimbursement/(Withdrawal)                                                     0.00
(xix)      Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                    --
(xx)       Remaining Amount to Residual Holder                                                       94,940.40

Reserve Account balance, ending                                                                   2,114,952.31

Disbursements from Reserve Account:
           Interest earned on Reserve Account to Residual Holder                                     11,649.95

           Reviewed By:



           --------------------------------------------------------------------
           SANDY B. HO
           EVP & CFO

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2000


AVAILABLE FUNDS
  Collection Account balance, as of August 31, 2000                                           1,435,429.10
  Investment earnings on amounts in Collection Account                                           15,562.82
  Payments due Collection Account from last 3 business days of Collection Period              1,080,964.94
  Additional contribution for terminated trade-ups and rebooked leases                           52,532.37
  Servicer Advance on current Determination Date                                              3,406,415.04
                                                                                             -------------
  AVAILABLE FUNDS ON PAYMENT DATE                                                             5,990,904.27
  Reserve Account balance                                                                     2,114,952.31
                                                                                             -------------
  TOTAL AVAILABLE FUNDS                                                                       8,105,856.58

Initial Unpaid Amounts inadvertantly deposited in Collection Account                                    --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   8,105,856.58

Indemnity Payments paid inadvertantly deposited in Collection Account                                   --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   8,105,856.58

UNREIMBURSED SERVICER ADVANCES
  Unreimbursed Servicer Advances due                                                                    --
  Unreimbursed Servicer Advances paid                                                                   --
                                                                                             -------------
    Unreimbursed Servicer Advances remaining unpaid                                                     --
                                                                                             -------------
REMAINING AVAILABLE FUNDS                                                                     8,105,856.58

SERVICER FEES
  Servicer Fees due                                                                              84,112.02
  Servicer Fees paid                                                                             84,112.02
                                                                                             -------------
    Servicer Fees remaining unpaid                                                                      --
                                                                                             -------------
REMAINING AVAILABLE FUNDS                                                                     8,021,744.56

SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                          --
                                                                                             -------------
REMAINING AVAILABLE FUNDS                                                                     8,021,744.56

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
  Indenture Trustee Fee due                                                                         416.67
  Indenture Trustee Fee paid                                                                        416.67
                                                                                             -------------
    Indenture Trustee Fee remaining unpaid                                                              --
                                                                                             -------------
REMAINING AVAILABLE FUNDS                                                                     8,021,327.90

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
  Total Indenture Trustee Expenses due                                                                  --
  Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                             75,000.00
                                                                                             -------------
  Total Indenture Trustee Expenses paid                                                                 --
                                                                                             -------------
    Indenture Trustee Expenses unpaid                                                                   --
REMAINING AVAILABLE FUNDS                                                                     8,021,327.90

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2000


CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
   Class A-1 Note Interest                                                                       241,302.39
   Class A-2 Note Interest                                                                       175,311.92
   Class A-3 Note Interest                                                                       310,087.43
   Class A-4 Note Interest                                                                       203,504.94
     Total Class A Interest due                                                                  930,206.69
                                                                                             --------------
REMAINING AVAILABLE FUNDS                                                                      7,091,121.21

CLASS B NOTE INTEREST
  Class B Note Interest due                                                                      132,378.39
  Class B Note Interest paid                                                                     132,378.39
                                                                                             --------------
    Class B Note Interest remaining unpaid                                                               --
                                                                                             --------------
REMAINING AVAILABLE FUNDS                                                                      6,958,742.82

CLASS C NOTE INTEREST
  Class C Note Interest due                                                                       83,822.61
  Class C Note Interest paid                                                                      83,822.61
                                                                                             --------------
    Class C Note Interest remaining unpaid                                                               --
                                                                                             --------------
REMAINING AVAILABLE FUNDS                                                                      6,874,920.21

CLASS D NOTE INTEREST
  Class D Note Interest due                                                                       39,219.44
  Class D Note Interest paid                                                                      39,219.44
                                                                                             --------------
    Class D Note Interest remaining unpaid                                                               --
                                                                                             --------------
REMAINING AVAILABLE FUNDS                                                                      6,835,700.76

CLASS A BASE PRINCIPAL DISTRIBUTION
  Class A Base Principal Distribution Amount due                                               4,489,853.81
  Class A Note Principal Balance as of preceding Payment Date                                154,811,154.00
                                                                                             --------------
  Class A Base Principal Distribution Amount paid                                              4,489,853.81
                                                                                             --------------
    Class A Base Principal Distribution Amount remaining unpaid                                          --
  Class A-1 Note Principal Balance as of preceding Payment Date                               40,392,234.00
  Class A-1 Base Principal Distribution Amount paid                                            4,489,853.81
                                                                                               ------------
    Class A-1 Note Principal Balance after distribution                                       35,902,380.19
                                                                                              -------------
  Remaining Class A Base Principal Distribution Amount                                                   --
                                                                                              -------------
  Class A-2 Note Principal Balance as of preceding Payment Date                               29,609,332.00
  Class A-2 Base Principal Distribution Amount paid                                                      --
                                                                                              -------------
    Class A-2 Note Principal Balance after distribution                                       29,609,332.00
  Remaining Class A Base Principal Distribution Amount                                                   --
                                                                                              -------------
  Class A-3 Note Principal Balance as of preceding Payment Date                               51,393,341.00
  Class A-3 Base Principal Distribution Amount paid                                                      --
                                                                                              -------------
    Class A-3 Note Principal Balance after distribution                                       51,393,341.00
  Remaining Class A Base Principal Distribution Amount                                                   --
                                                                                              -------------
  Class A-4 Note Principal Balance as of preceding Payment Date                               33,416,247.00
  Class A-4 Base Principal Distribution Amount paid                                                      --
                                                                                              -------------
    Class A-4 Note Principal Balance after distribution                                       33,416,247.00
REMAINING AVAILABLE FUNDS                                                                      2,345,846.96

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2000


CLASS B BASE PRINCIPAL DISTRIBUTION
  Class B Note Principal Balance as of preceding Payment Date                              21,149,523.00
  Class B Base Principal Distribution due                                                             --
  Class B Base Principal Distribution paid                                                            --
                                                                                          --------------
    Class B Base Principal Distribution remaining unpaid                                              --
    Class B Note Principal Balance after distribution on Payment Date                      21,149,523.00
REMAINING AVAILABLE FUNDS                                                                   2,345,846.96

CLASS C BASE PRINCIPAL DISTRIBUTION
  Class C Note Principal Balance as of preceding Payment Date                              12,689,714.00
  Class C Base Principal Distribution due                                                             --
  Class C Base Principal Distribution paid                                                            --
                                                                                          --------------
    Class C Base Principal Distribution remaining unpaid                                              --
    Class C Note Principal Balance after distribution on Payment Date                      12,689,714.00
REMAINING AVAILABLE FUNDS                                                                   2,345,846.96

CLASS D BASE PRINCIPAL DISTRIBUTION
  Class D Note Principal Balance as of preceding Payment Date                               4,229,905.00
  Class D Base Principal Distribution due                                                             --
  Class D Base Principal Distribution paid                                                            --
                                                                                          --------------
    Class D Base Principal Distribution remaining unpaid                                              --
    Class D Note Principal Balance after distribution on Payment Date                       4,229,905.00
REMAINING AVAILABLE FUNDS                                                                   2,345,846.96

CLASS A REALLOCATED PRINCIPAL DISTRIBUTION
  Class A-1 Note Principal Balance after Base Principal                                    35,902,380.19
  Class A-1 Reallocated Principal Distribution                                                        --
                                                                                          --------------
    Class A-1 Note Principal Balance after Reallocation                                    35,902,380.19
Remaining Available Funds                                                                   2,345,846.96
                                                                                          --------------
  Class A-2 Note Principal Balance after Base Principal                                    29,609,332.00
  Class A-2 Reallocated Principal Distribution                                                        --
                                                                                          --------------
    Class A-2 Note Principal Balance after Reallocation                                    29,609,332.00
Remaining Available Funds                                                                   2,345,846.96
                                                                                          --------------
  Class A-3 Note Principal Balance after Base Principal                                    51,393,341.00
  Class A-3 Reallocated Principal Distribution                                                        --
                                                                                          --------------
    Class A-3 Note Principal Balance after Reallocation                                    51,393,341.00
Remaining Available Funds                                                                   2,345,846.96
                                                                                          --------------
  Class A-4 Note Principal Balance after Base Principal                                    33,416,247.00
  Class A-4 Reallocated Principal Distribution                                                        --
                                                                                          --------------
    Class A-4 Note Principal Balance after Reallocation                                    33,416,247.00
REMAINING AVAILABLE FUNDS                                                                   2,345,846.96

CLASS B REALLOCATED PRINCIPAL DISTRIBUTION
  Class B Note Principal Balance after Base Principal                                      21,149,523.00
  Class B Reallocated Principal Distribution paid                                                     --
                                                                                          --------------
    Class B Note Principal Balance after Reallocation                                      21,149,523.00
REMAINING AVAILABLE FUNDS                                                                   2,345,846.96

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2000


CLASS C REALLOCATED PRINCIPAL DISTRIBUTION
  Class C Note Principal Balance after Base Principal                                      12,689,714.00
  Class C Reallocated Principal Distribution paid                                                     --
                                                                                          --------------
    Class C Note Principal Balance after Reallocation                                      12,689,714.00
REMAINING AVAILABLE FUNDS                                                                   2,345,846.96

CLASS D REALLOCATED PRINCIPAL DISTRIBUTION
  Class D Note Principal Balance after Base Principal                                       4,229,905.00
  Class D Reallocated Principal Distribution paid                                                     --
    Class D Note Principal Balance after Reallocation                                       4,229,905.00
REMAINING AVAILABLE FUNDS                                                                   2,345,846.96

CLASS E NOTE INTEREST
  Class E Note Interest due                                                                    25,548.01
  Class E Note Interest paid                                                                   25,548.01
                                                                                          --------------
    Class E Note Interest remaining unpaid                                                            --
                                                                                          --------------
REMAINING AVAILABLE FUNDS                                                                   2,320,298.95

CLASS E BASE PRINCIPAL DISTRIBUTION
  Class E Note Principal Balance as of preceding Payment Date                               4,124,157.00
  Class E Base Principal Distribution due                                                             --
  Class E Base Principal Distribution paid                                                            --
                                                                                          --------------
    Class E Base Principal Distribution remaining unpaid                                              --
    Class E Note Principal Balance after distribution on Payment Date                       4,124,157.00
REMAINING AVAILABLE FUNDS                                                                   2,320,298.95

CLASS E REALLOCATED PRINCIPAL DISTRIBUTION
  Class E Note Principal Balance after Base Principal                                       4,124,157.00
  Class E Reallocated Principal Distribution paid                                                     --
    Class E Note Principal Balance after Reallocation                                       4,124,157.00
REMAINING AVAILABLE FUNDS                                                                   2,320,298.95

CLASS A SUPPLEMENTAL PRINCIPAL DISTRIBUTION
  Class A-1 Note Principal Balance after Reallocated Principal                             35,902,380.19
  Class A-1 Supplemental Principal Distribution                                               110,406.24
                                                                                          --------------
    Class A-1 Note Principal Balance after Supplemental                                    35,791,973.95
Remaining Available Funds                                                                   2,209,892.71
                                                                                          --------------
  Class A-2 Note Principal Balance after Reallocated Principal                             29,609,332.00
  Class A-2 Supplemental Principal Distribution                                                       --
                                                                                          --------------
    Class A-2 Note Principal Balance after Supplemental                                    29,609,332.00
Remaining Available Funds                                                                   2,209,892.71
                                                                                          --------------
  Class A-3 Note Principal Balance after Reallocated Principal                             51,393,341.00
  Class A-3 Supplemental Principal Distribution                                                       --
                                                                                          --------------
    Class A-3 Note Principal Balance after Supplemental                                    51,393,341.00
Remaining Available Funds                                                                   2,209,892.71
                                                                                          --------------
  Class A-4 Note Principal Balance after Reallocated Principal                             33,416,247.00
  Class A-4 Supplemental Principal Distribution                                                       --
                                                                                          --------------
    Class A-4 Note Principal Balance after Supplemental                                    33,416,247.00
REMAINING AVAILABLE FUNDS                                                                   2,209,892.71

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2000


CLASS B SUPPLEMENTAL PRINCIPAL DISTRIBUTION
  Class B Note Principal Balance after Reallocated Principal                                 21,149,523.00
  Class B Supplemental Principal Distribution paid                                                      --
                                                                                            --------------
    Class B Note Principal Balance after Supplemental                                        21,149,523.00
REMAINING AVAILABLE FUNDS                                                                     2,209,892.71

CLASS C SUPPLEMENTAL PRINCIPAL DISTRIBUTION
  Class C Note Principal Balance after Reallocated Principal                                 12,689,714.00
  Class C Supplemental Principal Distribution paid                                                      --
                                                                                            --------------
    Class C Note Principal Balance after Supplemental                                        12,689,714.00
REMAINING AVAILABLE FUNDS                                                                     2,209,892.71

CLASS D SUPPLEMENTAL PRINCIPAL DISTRIBUTION
  Class D Note Principal Balance after Reallocated Principal                                  4,229,905.00
  Class D Supplemental Principal Distribution paid                                                      --
                                                                                            --------------
    Class D Note Principal Balance after Supplemental                                         4,229,905.00
REMAINING AVAILABLE FUNDS                                                                     2,209,892.71

CLASS E SUPPLEMENTAL PRINCIPAL DISTRIBUTION
  Class E Note Principal Balance after Reallocated Principal                                  4,124,157.00
  Class E Supplemental Principal Distribution paid                                                      --
                                                                                            --------------
    Class E Note Principal Balance after Supplemental                                         4,124,157.00
REMAINING AVAILABLE FUNDS                                                                     2,209,892.71

RESERVE FUND
  Required Reserve Fund Amount                                                                2,114,952.31
  Reserve Account Balance, Ending                                                             2,114,952.31
  Reserve Account Deposit/(Withdrawal)                                                                0.00
                                                                                            --------------
REMAINING AVAILABLE FUNDS                                                                        94,940.40

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
  Indenture Trustee Expenses unpaid per above                                                           --
  Remaining Indenture Trustee Expenses paid                                                             --
                                                                                            --------------
    Remaining Indenture Trustee Expenses unpaid                                                         --
REMAINING AVAILABLE FUNDS                                                                        94,940.40

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                       94,940.40

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED SEPTEMBER 1, 2000


CALCULATION OF BASE PRINCIPAL AMOUNT
     ADCPB, beginning of Collection Period                                          201,868,843.14
     ADCPB, end of Collection Period                                                197,268,583.09
                                                                                   ---------------
     Base Principal Amount                                                            4,600,260.05

UNREIMBURSED SERVICING ADVANCES
     Unreimbursed Servicing Advances from previous Collection Period                  3,601,949.85
     Servicing Advances collected during the current Collection Period                3,601,949.85
                                                                                   ---------------
     Unreimbursed Servicing Advances as of current Determination Date                           --


CALCULATION OF SERVICER FEE
     ADCPB as of the prior Calculation Date                                         201,868,843.14
     Servicer Fee Rate                                                                       0.500%
     One-twelfth                                                                              1/12
                                                                                   ---------------
     Servicer Fee due current period                                                     84,112.02
     Prior Servicer Fee arrearage                                                               --
                                                                                   ---------------
     Servicer Fee due                                                                    84,112.02

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
     Indenture Trustee Fee (per Payment Date)                                               416.67
     Prior Indenture Trustee Fee arrearage                                                      --
                                                                                   ---------------
     Total Indenture Trustee Fee due                                                        416.67

INDENTURE TRUSTEE EXPENSES
     Indenture Trustee Expenses due                                                             --
     Prior Indenture Trustee Expenses arrearage                                                 --
                                                                                   ---------------
     Total Indenture Trustee Expenses due                                                       --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement - current period                      --
     Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                     --
                                                                                   ---------------
     Total Other Amounts Due Servicer under Servicing Agreement                                 --


AGING DELINQUENCY STATISTICS - AS OF PRIOR MONTH-END
     Current                                                       195,656,923.12            97.55%
     31 - 60 days past due                                           2,842,466.47             1.42%
     61 - 90 days past due                                           1,370,981.00             0.68%
     91+ days past due                                                 695,800.60             0.35%
                                                                  ---------------
                                                                   200,566,171.18

GROSS CHARGE OFF
     ADCPB of All Defaulted Contracts                                                    20,451.04
     Less Recoveries                                                                      9,576.52
                                                                                   ---------------
     Total Charge Offs for the period                                                    10,874.52

     End of Month ADCPB                                                             197,268,583.09
     Gross Charge Off Ratio (Total Charge Offs/ADCPB)                                         0.01%

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED SEPTEMBER 1, 2000


INTEREST PAYMENTS TO NOTEHOLDERS

                                    Beginning
                  Initial           of Period       Interest                      Interest
   Class          Balance            Balance          Rate       Interest Due       Paid
-----------   ---------------   ----------------  -----------   --------------  -------------
    A-1         50,018,622.00      40,392,234.00        6.938%      241,302.39     241,302.39
    A-2         29,609,332.00      29,609,332.00        7.350%      175,311.92     175,311.92
    A-3         51,393,341.00      51,393,341.00        7.490%      310,087.43     310,087.43
    A-4         33,416,247.00      33,416,247.00        7.560%      203,504.94     203,504.94
              ---------------   ----------------  -----------   --------------  -------------
  Class A      164,437,542.00     154,811,154.00         7.33%      930,206.69     930,206.69
              ---------------   ----------------  -----------   --------------  -------------
     B          21,149,523.00      21,149,523.00        7.770%      132,378.39     132,378.39
     C          12,689,714.00      12,689,714.00        8.200%       83,822.61      83,822.61
     D           4,229,905.00       4,229,905.00       11.510%       39,219.44      39,219.44
     E           4,124,157.00       4,124,157.00        7.690%       25,548.01      25,548.01
              ---------------   ----------------  -----------   --------------  -------------
Total Notes    206,630,841.00     197,004,453.00         7.53%    1,211,175.14   1,211,175.14
              ---------------   ----------------  -----------   --------------  -------------


PRINCIPAL PAYMENTS TO NOTEHOLDERS

                Beginning           (Monthly)     (Reallocated)  (Supplemental)     Total            End           Ending
                of Period           Principal      Principal       Principal      Principal       of Period      Certificate
   Class         Balance              Paid            Paid           Paid            Paid          Balance          Factor
-----------   ---------------    ---------------  -------------  --------------  -------------  ---------------  ------------
    A-1         40,392,234.00       4,489,853.81          0.00       110,406.24   4,600,260.05    35,791,973.95     0.7155730
    A-2         29,609,332.00               0.00          0.00             0.00           0.00    29,609,332.00     1.0000000
    A-3         51,393,341.00               0.00          0.00             0.00           0.00    51,393,341.00     1.0000000
    A-4         33,416,247.00               0.00          0.00             0.00           0.00    33,416,247.00     1.0000000
              ---------------    ---------------  -------------   -------------  -------------  ---------------
  Class A      154,811,154.00       4,489,853.81          0.00       110,406.24   4,600,260.05   150,210,893.95
              ---------------    ---------------  -------------   -------------  -------------  ---------------
     B          21,149,523.00               0.00          0.00             0.00           0.00    21,149,523.00     1.0000000
     C          12,689,714.00               0.00          0.00             0.00           0.00    12,689,714.00     1.0000000
     D           4,229,905.00               0.00          0.00             0.00           0.00     4,229,905.00     1.0000000
     E           4,124,157.00               0.00          0.00             0.00           0.00     4,124,157.00     1.0000000
              ---------------    ---------------  -------------   -------------  -------------  ---------------
Total Notes    197,004,453.00       4,489,853.81          0.00       110,406.24   4,600,260.05   192,404,192.95
              ---------------    ---------------  -------------   -------------  -------------  ---------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED SEPTEMBER 1, 2000


PRINCIPAL PAYMENT CALCULATION

                                     Investor       Investor        Investor                     Supplemental
                (defined)            Monthly       Reallocated    Supplemental      Total        Percentage
                 Class               Principal      Principal       Principal     Principal      of Principal
   Class       Percentage             Amount          Amount         Amount         Amount        Allocated
-----------    ----------         --------------   -----------   -------------  -------------   -------------
     A              77.75%          4,489,853.81          0.00      110,406.24   4,600,260.05           79.66%
     B              10.00%                  0.00          0.00            0.00           0.00           10.25%
     C               6.00%                  0.00          0.00            0.00           0.00            6.15%
     D               2.00%                  0.00          0.00            0.00           0.00            2.05%
     E               1.95%                  0.00          0.00            0.00           0.00            2.00%
                                  --------------   -----------   -------------  -------------   -------------
                                    4,489,853.81          0.00      110,406.24   4,600,260.05          100.10%
                                  --------------   -----------   -------------  -------------   -------------



FLOOR CALCULATION

                  Class             Floor Hit?         Floored
   Class          Floors              (Y/N)           Prin Amount
-----------      -------          -------------       -----------
     A                                                     N/A
     B                --               No                       --
     C                --               No                       --
     D                --               No                       --
     E                --               No                       --


(Retained) Certificate Balance     4,864,390.14
Initial OC Percentage                      2.40%

Overcollateralization Balance (prior)                 4,864,390.14
Overcollateralization Balance (current)               4,864,390.14
Cumulative Loss Amount                                        0.00
Available Funds+Collection Account-Servicing          8,021,327.90

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2000







EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                                   Yes/No
                                                                                                                   ------
     A) Failure to distribute to the Noteholders all or part of any payment of
     Interest required to be made under the terms of such Notes or the Indenture when
     due; and,                                                                                                       NO

     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment
     Date to the extent that sufficient Available Funds are on deposit in the
     Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity
     Date, the Class A-3 Maturity Date, the Class A-4 Maturity Date, the Class B
     Maturity Date, the Class C Maturity Date, the Class D Maturity Date, or the
     Class E Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4
     Notes, Class B Notes, Class C Notes, Class D Notes, or Class E Notes, as the
     case may be.                                                                                                    NO


EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

      Section                                           Event                                                      Yes/No
     ----------                                         -----                                                      ------
     6.01(i)     Failure to make payment, deposit, transfer, or delivery required                                    No
     6.01(ii)    Failure to submit Monthly Statement                                                                 No
     6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                                 No
     6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                                       No
     6.01(v)     Servicer files a voluntary petition for bankruptcy                                                  No
     6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed within
                 60 days                                                                                             No
     6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                           No